UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2019

FIRST TRINITY FINANCIAL CORPORATION

Oklahoma	000-52613	34-1001436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E. 63rd Place, Suite 230

Tulsa, Oklahoma 74133-1246

(Address of principal executive offices) (Zip Code)

(918) 249-2438

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.08      Shareholder Director Nominations.

See Item 8.01 below. In addition, because the 2019 Annual Meeting may be held more than 30 days from the anniversary date of our May 16, 2018 Annual Meeting, the deadline for shareholder nominations or proposals for consideration at the 2019 Annual Meeting set forth in the Registrant’s 2018 proxy statement may no longer apply. Accordingly, in order to be included in the proxy materials for the 2019 Annual Meeting, shareholders who intend to nominate a candidate for election to the Board or to propose other business for consideration at the Annual Meeting to be included in the Registrant’s proxy materials for the 2019 Annual Meeting (including a proposal made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and any notice on Schedule 14N), must ensure that such proposal is received by the Registrant at its principal executive offices, 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133, no later than 5:00 p.m., Central time, on May 31, 2019. Proponents are advised to submit their proposals by certified mail, return receipt requested, addressed to Registrant’s Corporate Secretary. The Company currently intends to make its proxy materials available to shareholders beginning on or about July 1, 2019.

Only proposals and nominations meeting the requirements of applicable Securities and Exchange Commission rules will be considered for inclusion in the Registrant’s proxy statement.

Item 8.01      Other Events.

Section 2.02 of the Registrant’s by-laws provide that its annual meeting of shareholders should occur on the third Wednesday of May of each year. Because of conflicting schedules and to allow more time to complete a portion of its Form 10-K, proxy statement and annual report to shareholders, the Registrant’s Board of Directors has determined to waive (but not amend) Section 2.02 of the Registrant’s by-laws for the year 2019 only and schedule the Annual Meeting of Shareholders to a date to be determined in July rather than May 2019.

Notice of the record date for the forthcoming meeting, the related proxy statement and annual report to shareholders will be mailed in the next several weeks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRINITY FINANCIAL CORPORATION

Date: April 26, 2019	By:	/s/ Gregg E. Zahn
	Name:	Gregg E. Zahn
	Title:	President and Chief Executive Officer